Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2018
1

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Revenues
Premiums	$8,965	$9,580	$10,876	$9,571	$9,178	$8,965	$9,178
Universal life and investment-type product policy fees	1,360	1,364	1,428	1,358	1,392	1,360	1,392
Net investment income	4,421	4,193	4,295	4,454	3,745	4,421	3,745
Other revenues	342	292	301	406	474	342	474
Net investment gains (losses)	88	104	(606)	106	(333)	88	(333)
Net derivative gains (losses)	(212)	(200)	(123)	(55)	349	(212)	349
Total revenues	14,964	15,333	16,171	15,840	14,805	14,964	14,805

Expenses
Policyholder benefits and claims	8,863	9,427	10,728	9,295	8,718	8,863	8,718
Interest credited to policyholder account balances	1,451	1,292	1,338	1,526	769	1,451	769
Policyholder dividends	310	313	302	306	297	310	297
Capitalization of DAC	(713)	(744)	(761)	(784)	(796)	(713)	(796)
Amortization of DAC and VOBA	663	656	626	736	693	663	693
Amortization of negative VOBA	(43)	(38)	(32)	(27)	(22)	(43)	(22)
Interest expense on debt	283	284	284	278	286	283	286
Other expenses	3,078	3,125	3,201	3,549	3,204	3,078	3,204
Total expenses	13,892	14,315	15,686	14,879	13,149	13,892	13,149
Income (loss) from continuing operations before provision for income tax	1,072	1,018	485	961	1,656	1,072	1,656
Provision for income tax expense (benefit)	120	162	(398)	(1,354)	399	120	399
Income (loss) from continuing operations, net of income tax	952	856	883	2,315	1,257	952	1,257
Income (loss) from discontinued operations, net of income tax	(76)	58	(968)	—	—	(76)	—
Net income (loss)	876	914	(85)	2,315	1,257	876	1,257
Less: Net income (loss) attributable to noncontrolling interests	3	3	6	(2)	4	3	4
Net income (loss) attributable to MetLife, Inc.	873	911	(91)	2,317	1,253	873	1,253
Less: Preferred stock dividends	6	46	6	45	6	6	6
Net income (loss) available to MetLife, Inc.'s common shareholders	$867	$865	$(97)	$2,272	$1,247	$867	$1,247

Total Premiums, Fees and Other Revenues	$10,667	$11,236	$12,605	$11,335	$11,044	$10,667	$11,044

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Net income (loss) available to MetLife, Inc.'s common shareholders	$867	$865	$(97)	$2,272	$1,247
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	88	104	(606)	106	(333)
Less: Net derivative gains (losses)	(212)	(200)	(123)	(55)	349
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(491)	(341)	(494)	(296)	(146)
Less: Provision for income tax (expense) benefit	240	126	985	1,837	(42)
Less: Income (loss) from discontinued operations, net of income tax	(76)	58	(968)	—	—
Add: Net income (loss) attributable to noncontrolling interests	3	3	6	(2)	4
Adjusted earnings available to common shareholders	$1,321	$1,121	$1,115	$678	$1,423

Net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted	$0.79	$0.80	$(0.09)	$2.14	$1.19
Less: Net investment gains (losses)	0.08	0.10	(0.57)	0.10	(0.32)
Less: Net derivative gains (losses)	(0.19)	(0.19)	(0.12)	(0.05)	0.33
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.45)	(0.32)	(0.45)	(0.28)	(0.14)
Less: Provision for income tax (expense) benefit	0.22	0.12	0.92	1.73	(0.04)
Less: Income (loss) from discontinued operations, net of income tax	(0.07)	0.05	(0.90)	—	—
Add: Net income (loss) attributable to noncontrolling interests	—	—	0.01	—	—
Adjusted earnings available to common shareholders per common share - diluted	$1.20	$1.04	$1.04	$0.64	$1.36

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Notable items impacting adjusted earnings available to common shareholders:
Variable investment income	$15	$—	$—	$—	$—
Catastrophe experience and prior year development, net	(45)	—	(10)	7	—
Actuarial assumption review and other insurance adjustments	76	(28)	125	(110)	62
Litigation reserves & settlement costs	(21)	—	—	(55)	—
Expense initiative costs	(21)	(22)	(17)	(42)	(34)
Other expense-related items (2)	—	(36)	—	—	—
Tax adjustments	—	27	(167)	(298)	—
Total notable items (3)	$4	$(59)	$(69)	$(498)	$28

Notable items impacting adjusted earnings available to common shareholders per common share - diluted:
Variable investment income	$0.01	$—	$—	$—	$—
Catastrophe experience and prior year development, net	$(0.04)	$—	$(0.01)	$0.01	$—
Actuarial assumption review and other insurance adjustments	$0.07	$(0.03)	$0.12	$(0.10)	$0.06
Litigation reserves & settlement costs	$(0.02)	$—	$—	$(0.05)	$—
Expense initiative costs	$(0.02)	$(0.02)	$(0.02)	$(0.04)	$(0.03)
Other expense-related items (2)	$—	$(0.03)	$—	$—	$—
Tax adjustments	$—	$0.02	$(0.16)	$(0.28)	$—
Total notable items (3)	$—	$(0.05)	$(0.06)	$(0.47)	$0.03

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Weighted average common shares outstanding - diluted	1,098.7	1,082.1	1,071.5	1,062.1	1,044.4

(1) See Page A-1 for further detail.
(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

(3) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Book value per common share (1)	$61.14	$63.63	$52.09	$54.24	$52.49
Book value per common share, excluding AOCI other than FCTA (1)	$50.75	$51.29	$41.21	$42.92	$43.36
Book value per common share - common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$35.55	$37.52	$41.21	$42.92	$43.36
Book value per common share - tangible common stockholders' equity (excludes AOCI other than FCTA) (1)	$41.88	$42.26	$32.18	$33.63	$33.80

	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Return on MetLife, Inc.'s (2):
Common stockholders' equity	5.3%	5.2%	(0.6)%	16.3%	9.0%
Common stockholders' equity, excluding AOCI other than FCTA	6.3%	6.3%	(0.8)%	20.6%	11.2%
Tangible common stockholders' equity (excludes AOCI other than FCTA)	7.8%	7.8%	(0.9)%	26.4%	14.4%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	8.0%	6.7%	7.3%	4.9%	10.3%
Common stockholders' equity, excluding AOCI other than FCTA	9.6%	8.2%	9.1%	6.1%	12.8%
Common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	13.8%	11.4%	10.7%	6.1%	12.8%
Tangible common stockholders' equity (excludes AOCI other than FCTA)	11.7%	10.0%	11.4%	8.0%	16.4%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Common shares outstanding, beginning of period	1,095.5	1,081.3	1,063.5	1,054.3	1,043.6
Share repurchases	(16.0)	(18.3)	(10.4)	(11.9)	(21.4)
Newly issued shares	1.8	0.5	1.2	1.2	1.9
Common shares outstanding, end of period	1,081.3	1,063.5	1,054.3	1,043.6	1,024.1

Weighted average common shares outstanding - basic	1,090.4	1,074.0	1,062.3	1,052.5	1,035.9
Dilutive effect of the exercise or issuance of stock-based awards	8.3	8.1	9.2	9.6	8.5
Weighted average common shares outstanding - diluted	1,098.7	1,082.1	1,071.5	1,062.1	1,044.4

MetLife Policyholder Trust Shares	161.3	159.1	157.3	155.2	153.5

(1) Calculated using common shares outstanding, end of period.

(2) Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.'s common stockholders' equity and adjusted return on MetLife, Inc.'s common stockholders' equity for the year ended December 31, 2017.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Total revenues	$14,964	$15,333	$16,171	$15,840	$14,805	$14,964	$14,805
Less: Net investment (gains) losses	88	104	(606)	106	(333)	88	(333)
Less: Net derivative (gains) losses	(212)	(200)	(123)	(55)	349	(212)	349
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	1	9	4	(2)	(5)	1	(5)
Less: Other adjustments to revenues:
GMIB fees	31	31	32	31	30	31	30
Investment hedge adjustments	(139)	(114)	(97)	(85)	(110)	(139)	(110)
Operating joint venture adjustments	(1)	1	—	—	1	(1)	1
Unit-linked contract income	416	214	234	436	(353)	416	(353)
Securitization entities income	—	—	—	—	—	—	—
Settlement of foreign currency earnings hedges	6	5	5	6	4	6	4
Certain partnership distributions	—	—	—	—	(12)	—	(12)
TSA fees	—	—	—	—	79	—	79
Divested businesses	(280)	(228)	(54)	—	7	(280)	7
Total adjusted revenues	$15,054	$15,511	$16,776	$15,403	$15,148	$15,054	$15,148

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Net investment income	$4,421	$4,193	$4,295	$4,454	$3,745	$4,421	$3,745
Less: Adjustments to net investment income:
Investment hedge adjustments	(139)	(114)	(97)	(85)	(110)	(139)	(110)
Operating joint venture adjustments	(1)	1	—	—	1	(1)	1
Unit-linked contract income	416	214	234	436	(353)	416	(353)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	—	—	—	(12)	—	(12)
Divested businesses	(27)	(21)	2	—	—	(27)	—
Net investment income, as reported on an adjusted basis	$4,172	$4,113	$4,156	$4,103	$4,219	$4,172	$4,219

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Total premiums, fees and other revenues	$10,667	$11,236	$12,605	$11,335	$11,044	$10,667	$11,044
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	1	9	4	(2)	(5)	1	(5)
GMIB fees	31	31	32	31	30	31	30
Settlement of foreign currency earnings hedges	6	5	5	6	4	6	4
TSA fees	—	—	—	—	79	—	79
Divested businesses	(253)	(207)	(56)	—	7	(253)	7
Total adjusted premiums, fees and other revenues	$10,882	$11,398	$12,620	$11,300	$10,929	$10,882	$10,929
Total adjusted premiums, fees and other revenues, on a constant currency basis	$11,088	$11,516	$12,692	$11,418	$10,929

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Total expenses	$13,892	$14,315	$15,686	$14,879	$13,149	$13,892	$13,149
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(2)	(28)	(2)	(28)	(14)	(2)	(14)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
Inflation and pass through adjustments	21	53	(28)	(77)	41	21	41
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	60	61	138	93	15	60	15
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	3	2	6	2	—	3	—
PAB hedge adjustments	(1)	(1)	(1)	—	(1)	(1)	(1)
Unit-linked contract costs	402	213	229	420	(347)	402	(347)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(4)	(3)	(10)	5	(7)	(4)	(7)
Regulatory implementation costs	—	—	—	—	1	—	1
Acquisition, integration and other costs	8	14	20	23	11	8	11
TSA fees	—	—	—	—	79	—	79
Divested businesses	38	(52)	266	244	9	38	9
Total adjusted expenses	$13,367	$14,056	$15,068	$14,197	$13,362	$13,367	$13,362

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Capitalization of DAC	$(713)	$(744)	$(761)	$(784)	$(796)	$(713)	$(796)
Less: Divested businesses	16	14	4	—	(1)	16	(1)
Capitalization of DAC, as reported on an adjusted basis	$(729)	$(758)	$(765)	$(784)	$(795)	$(729)	$(795)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Other expenses	$3,078	$3,125	$3,201	$3,549	$3,204	$3,078	$3,204
Less: Noncontrolling interest	(4)	(3)	(10)	5	(7)	(4)	(7)
Less: Regulatory implementation costs	—	—	—	—	1	—	1
Less: Acquisition, integration and other costs	8	14	20	23	11	8	11
Less: TSA fees	—	—	—	—	79	—	79
Less: Divested businesses	133	44	70	244	10	133	10
Other expenses, as reported on an adjusted basis	$2,941	$3,070	$3,121	$3,277	$3,110	$2,941	$3,110
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,010	$3,116	$3,146	$3,324	$3,110

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Other expenses	$3,078	$3,125	$3,201	$3,549	$3,204	$3,078	$3,204
Capitalization of DAC	(713)	(744)	(761)	(784)	(796)	(713)	(796)
Other expenses, net of capitalization of DAC	$2,365	$2,381	$2,440	$2,765	$2,408	$2,365	$2,408

Total premiums, fees and other revenues	$10,667	$11,236	$12,605	$11,335	$11,044	$10,667	$11,044

Expense ratio	22.2%	21.2%	19.4%	24.4%	21.8%	22.2%	21.8%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions) (1)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,344	$1,459	$1,506	$1,697	$1,462	$1,344	$1,462
Pension, postretirement and postemployment benefit costs	79	76	80	66	49	79	49
Premium taxes, other taxes, and licenses & fees	175	148	144	153	178	175	178
Commissions and other variable expenses	1,343	1,387	1,391	1,361	1,421	1,343	1,421
Other expenses, as reported on an adjusted basis	2,941	3,070	3,121	3,277	3,110	2,941	3,110
Capitalization of DAC, as reported on an adjusted basis	(729)	(758)	(765)	(784)	(795)	(729)	(795)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,212	2,312	2,356	2,493	2,315	2,212	2,315
Less: Total notable items related to other expenses, as reported on an adjusted basis	65	137	26	149	43	65	43
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,147	$2,175	$2,330	$2,344	$2,272	$2,147	$2,272

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Employee related costs	$936	$880	$937	$846	$937	$936	$937
Third party staffing costs	361	399	412	519	381	361	381
General and administrative expenses	47	180	157	332	144	47	144
Direct expenses	1,344	1,459	1,506	1,697	1,462	1,344	1,462
Less: Total notable items related to direct expenses	33	88	26	149	43	33	43
Direct expenses, excluding total notable items related to direct expenses	$1,311	$1,371	$1,480	$1,548	$1,419	$1,311	$1,419

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,212	$2,312	$2,356	$2,493	$2,315	$2,212	$2,315
Less: Total notable items related to other expenses, as reported on an adjusted basis	65	137	26	149	43	65	43
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,147	$2,175	$2,330	$2,344	$2,272	$2,147	$2,272

Total adjusted premiums, fees and other revenues	$10,882	$11,398	$12,620	$11,300	$10,929	$10,882	$10,929
Less: Pension risk transfer ("PRT")	70	809	1,829	597	—	70	—
Total adjusted premiums, fees and other revenues, excluding PRT	$10,812	$10,589	$10,791	$10,703	$10,929	$10,812	$10,929

Direct expense ratio	12.4%	12.8%	11.9%	15.0%	13.4%	12.4%	13.4%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	12.1%	12.9%	13.7%	14.5%	13.0%	12.1%	13.0%

Adjusted expense ratio	20.3%	20.3%	18.7%	22.1%	21.2%	20.3%	21.2%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	19.9%	20.5%	21.6%	21.9%	20.8%	19.9%	20.8%

(1) Certain amounts in prior periods have been reclassified to conform to current period presentation.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$294,710	$300,616	$308,894	$308,931	$304,711
Equity securities available-for-sale, at estimated fair value	3,088	3,137	2,776	2,513	1,544
Contractholder-directed equity securities and fair value option securities, at estimated fair value	14,399	14,762	16,538	16,745	16,444
Mortgage loans	66,633	67,309	68,057	68,731	71,055
Policy loans	9,603	9,558	9,585	9,669	9,744
Real estate and real estate joint ventures	9,293	9,256	9,486	9,637	9,862
Other limited partnership interests	5,166	5,251	5,501	5,708	5,876
Short-term investments, principally at estimated fair value	8,911	5,890	7,217	4,870	5,121
Other invested assets, principally at estimated fair value	17,003	16,559	17,652	17,263	17,486
Total investments	428,806	432,338	445,706	444,067	441,843
Cash and cash equivalents, principally at estimated fair value	11,599	12,876	13,023	12,701	13,927
Accrued investment income	3,343	3,362	3,692	3,524	3,638
Premiums, reinsurance and other receivables	16,114	16,475	18,588	18,423	19,368
Deferred policy acquisition costs and value of business acquired	18,138	18,039	18,399	18,419	19,330
Current income tax recoverable	25	66	3	—	—
Goodwill	9,350	9,385	9,556	9,590	9,733
Assets of disposed subsidiary	217,844	220,295	—	—	—
Other assets	7,312	7,474	8,149	8,167	8,387
Separate account assets	202,156	204,889	203,399	205,001	196,358
Total assets	$914,687	$925,199	$720,515	$719,892	$712,584

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$169,486	$171,271	$176,005	$177,974	$180,348
Policyholder account balances	177,076	178,218	181,703	182,518	184,289
Other policy-related balances	13,774	13,804	15,428	15,515	16,023
Policyholder dividends payable	685	707	730	682	672
Policyholder dividend obligation	1,983	2,237	2,201	2,121	1,277
Payables for collateral under securities loaned and other transactions	25,722	26,604	27,132	25,723	26,151
Short-term debt	260	235	214	477	526
Long-term debt	16,455	16,492	16,688	15,686	15,707
Collateral financing arrangements	1,262	1,235	1,220	1,121	1,108
Junior subordinated debt securities	3,169	3,169	3,144	3,144	3,145
Liabilities of disposed subsidiary	204,639	206,334	—	—	—
Current income tax payable	—	—	—	311	155
Deferred income tax liability	6,704	7,763	8,695	6,767	6,304
Other liabilities	22,958	22,295	26,745	23,982	24,013
Separate account liabilities	202,156	204,889	203,399	205,001	196,358
Total liabilities	846,329	855,253	663,304	661,022	656,076

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,990	31,021	31,066	31,111	31,653
Retained earnings	35,113	35,547	24,677	26,527	26,453
Treasury stock, at cost	(4,332)	(5,284)	(5,779)	(6,401)	(7,442)
Accumulated other comprehensive income (loss)	6,396	8,436	7,005	7,427	5,634
Total MetLife, Inc.'s stockholders' equity	68,179	69,732	56,981	58,676	56,310
Noncontrolling interests	179	214	230	194	198
Total equity	68,358	69,946	57,211	58,870	56,508
Total liabilities and equity	$914,687	$925,199	$720,515	$719,892	$712,584

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY
SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$298	$312	$370	$352	$283
RETIREMENT AND INCOME SOLUTIONS	420	402	381	266	426
PROPERTY & CASUALTY	28	26	63	133	115
TOTAL U.S.	$746	$740	$814	$751	$824
ASIA	441	467	470	471	472
LATIN AMERICA	181	188	214	158	215
EMEA	87	86	92	91	102
METLIFE HOLDINGS	573	342	538	276	529
CORPORATE & OTHER	(341)	(368)	(420)	(541)	(356)
Total adjusted earnings before provision for income tax	$1,687	$1,455	$1,708	$1,206	$1,786

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$104	$109	$129	$122	$65
RETIREMENT AND INCOME SOLUTIONS	146	140	134	93	87
PROPERTY & CASUALTY	(1)	(2)	12	38	19
TOTAL U.S.	$249	$247	$275	$253	$171
ASIA	146	157	156	161	145
LATIN AMERICA	38	34	51	33	75
EMEA	12	14	21	12	21
METLIFE HOLDINGS	186	105	174	82	104
CORPORATE & OTHER	(271)	(269)	(90)	(58)	(159)
Total provision for income tax expense (benefit)	$360	$288	$587	$483	$357

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$194	$203	$241	$230	$218
RETIREMENT AND INCOME SOLUTIONS	274	262	247	173	339
PROPERTY & CASUALTY	29	28	51	95	96
TOTAL U.S.	$497	$493	$539	$498	$653
ASIA	295	310	314	310	327
LATIN AMERICA	143	154	163	125	140
EMEA	75	72	71	79	81
METLIFE HOLDINGS	387	237	364	194	425
CORPORATE & OTHER (1)	(76)	(145)	(336)	(528)	(203)
Total adjusted earnings available to common shareholders (1)	$1,321	$1,121	$1,115	$678	$1,423

ADJUSTED RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

U.S.
GROUP BENEFITS	27.6%	28.8%	34.2%	32.7%	31.2%
RETIREMENT AND INCOME SOLUTIONS	19.8%	18.9%	17.8%	12.5%	21.8%
PROPERTY & CASUALTY	6.2%	6.0%	11.0%	20.4%	20.7%
TOTAL U.S.	19.5%	19.3%	21.1%	19.5%	24.1%
ASIA	9.4%	9.9%	10.0%	9.9%	9.2%
LATIN AMERICA	19.5%	21.0%	22.2%	17.0%	17.8%
EMEA	9.3%	9.0%	8.8%	9.8%	9.3%
METLIFE HOLDINGS	13.8%	8.4%	12.9%	6.9%	16.9%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

U.S.	22.7%	22.5%	24.6%	22.7%	27.9%
ASIA	15.0%	15.8%	16.0%	15.8%	13.9%
LATIN AMERICA	33.6%	36.2%	38.3%	29.3%	29.8%
EMEA	15.3%	14.7%	14.5%	16.1%	15.3%
METLIFE HOLDINGS	15.4%	9.5%	14.5%	7.8%	19.0%

(1) Includes impact of preferred stock dividends of $6 million, $46 million, $6 million, $45 million and $6 million for the three months ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively.

(2) Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$5,185	$5,877	$6,987	$5,583	$5,217	$5,185	$5,217
Universal life and investment-type product policy fees	265	251	247	249	258	265	258
Net investment income	1,612	1,575	1,602	1,607	1,662	1,612	1,662
Other revenues	204	199	197	206	204	204	204
Total adjusted revenues	7,266	7,902	9,033	7,645	7,341	7,266	7,341

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,244	5,887	6,916	5,580	5,138	5,244	5,138
Interest credited to policyholder account balances	351	359	376	388	407	351	407
Capitalization of DAC	(100)	(116)	(126)	(116)	(106)	(100)	(106)
Amortization of DAC and VOBA	114	114	118	113	115	114	115
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	4	2	3	2	2	2
Other expenses	909	914	933	926	961	909	961
Total adjusted expenses	6,520	7,162	8,219	6,894	6,517	6,520	6,517
Adjusted earnings before provision for income tax	746	740	814	751	824	746	824
Provision for income tax expense (benefit)	249	247	275	253	171	249	171
Adjusted earnings	497	493	539	498	653	497	653
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$497	$493	$539	$498	$653	$497	$653

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$497	$493	$539	$498	$653	$497	$653
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(18)	—	96	102	(110)	(18)	(110)
Net derivative gains (losses)	(148)	128	(14)	13	(54)	(148)	(54)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(66)	(51)	(43)	(35)	(54)	(66)	(54)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	(2)	(1)	(1)	8	(1)	8
Interest credited to policyholder account balances	1	1	1	—	1	1	1
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	80	(27)	(13)	(28)	45	80	45
Income (loss) from continuing operations, net of income tax	345	542	565	549	489	345	489
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	345	542	565	549	489	345	489
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	345	542	565	549	489	345	489
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$345	$542	$565	$549	$489	$345	$489

Total Adjusted Premiums, Fees and Other Revenues	$5,654	$6,327	$7,431	$6,038	$5,679	$5,654	$5,679

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$3,971	$3,880	$3,756	$3,780	$4,094	$3,971	$4,094
Universal life and investment-type product policy fees	204	200	197	198	203	204	203
Net investment income	285	280	285	275	279	285	279
Other revenues	125	122	120	127	126	125	126
Total adjusted revenues	4,585	4,482	4,358	4,380	4,702	4,585	4,702

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,670	3,560	3,374	3,413	3,744	3,670	3,744
Interest credited to policyholder account balances	34	34	34	34	33	34	33
Capitalization of DAC	(9)	(7)	(8)	(7)	(7)	(9)	(7)
Amortization of DAC and VOBA	10	10	9	7	11	10	11
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	1	—	—	—
Other expenses	582	572	579	580	638	582	638
Total adjusted expenses	4,287	4,170	3,988	4,028	4,419	4,287	4,419
Adjusted earnings before provision for income tax	298	312	370	352	283	298	283
Provision for income tax expense (benefit)	104	109	129	122	65	104	65
Adjusted earnings	194	203	241	230	218	194	218
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$194	$203	$241	$230	$218	$194	$218

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$194	$203	$241	$230	$218	$194	$218
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	9	(3)	—	7	(17)	9	(17)
Net derivative gains (losses)	(34)	26	(7)	(13)	(45)	(34)	(45)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(21)	(17)	(16)	(15)	(16)	(21)	(16)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	16	(2)	8	7	17	16	17
Income (loss) from continuing operations, net of income tax	164	207	226	216	157	164	157
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	164	207	226	216	157	164	157
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	164	207	226	216	157	164	157
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$164	$207	$226	$216	$157	$164	$157

Total Adjusted Premiums, Fees and Other Revenues	$4,300	$4,202	$4,073	$4,105	$4,423	$4,300	$4,423

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$346	$1,115	$2,336	$902	$244	$346	$244
Universal life and investment-type product policy fees	61	51	50	51	55	61	55
Net investment income	1,285	1,254	1,276	1,294	1,340	1,285	1,340
Other revenues	72	72	73	73	72	72	72
Total adjusted revenues	1,764	2,492	3,735	2,320	1,711	1,764	1,711

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	912	1,652	2,897	1,587	806	912	806
Interest credited to policyholder account balances	317	325	342	354	374	317	374
Capitalization of DAC	(2)	(8)	(12)	(9)	(5)	(2)	(5)
Amortization of DAC and VOBA	5	4	7	4	6	5	6
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	2	2	2	2	2
Other expenses	110	114	118	116	102	110	102
Total adjusted expenses	1,344	2,090	3,354	2,054	1,285	1,344	1,285
Adjusted earnings before provision for income tax	420	402	381	266	426	420	426
Provision for income tax expense (benefit)	146	140	134	93	87	146	87
Adjusted earnings	274	262	247	173	339	274	339
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$274	$262	$247	$173	$339	$274	$339

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$274	$262	$247	$173	$339	$274	$339
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(33)	4	96	93	(90)	(33)	(90)
Net derivative gains (losses)	(111)	104	(8)	24	(8)	(111)	(8)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(45)	(34)	(27)	(20)	(38)	(45)	(38)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	(2)	(1)	(1)	8	(1)	8
Interest credited to policyholder account balances	1	1	1	—	1	1	1
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	65	(26)	(21)	(33)	27	65	27
Income (loss) from continuing operations, net of income tax	150	309	287	236	239	150	239
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	150	309	287	236	239	150	239
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	150	309	287	236	239	150	239
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$150	$309	$287	$236	$239	$150	$239

Total Adjusted Premiums, Fees and Other Revenues	$479	$1,238	$2,459	$1,026	$371	$479	$371

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$868	$882	$895	$901	$879	$868	$879
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	42	41	41	38	43	42	43
Other revenues	7	5	4	6	6	7	6
Total adjusted revenues	917	928	940	945	928	917	928

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	662	675	645	580	588	662	588
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(89)	(101)	(106)	(100)	(94)	(89)	(94)
Amortization of DAC and VOBA	99	100	102	102	98	99	98
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	217	228	236	230	221	217	221
Total adjusted expenses	889	902	877	812	813	889	813
Adjusted earnings before provision for income tax	28	26	63	133	115	28	115
Provision for income tax expense (benefit)	(1)	(2)	12	38	19	(1)	19
Adjusted earnings	29	28	51	95	96	29	96
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$29	$28	$51	$95	$96	$29	$96

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$29	$28	$51	$95	$96	$29	$96
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	6	(1)	—	2	(3)	6	(3)
Net derivative gains (losses)	(3)	(2)	1	2	(1)	(3)	(1)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(1)	1	—	(2)	1	(1)	1
Income (loss) from continuing operations, net of income tax	31	26	52	97	93	31	93
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	31	26	52	97	93	31	93
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	31	26	52	97	93	31	93
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$31	$26	$52	$97	$93	$31	$93

Total Adjusted Premiums, Fees and Other Revenues	$875	$887	$899	$907	$885	$875	$885

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$18,909	$18,982	$18,954	$18,939	$18,927
Premiums and deposits	4,819	4,698	4,549	4,553	4,933
Surrenders and withdrawals	(605)	(658)	(646)	(588)	(621)
Benefit payments	(3,719)	(3,627)	(3,378)	(3,496)	(3,822)
Net Flows	495	413	525	469	490
Net transfers from (to) separate account	(1)	—	2	—	—
Interest	131	131	132	129	138
Policy charges	(150)	(151)	(149)	(148)	(149)
Other	(402)	(421)	(525)	(462)	(448)
Balance, end of period	$18,982	$18,954	$18,939	$18,927	$18,958

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$761	$810	$836	$857	$889
Premiums and deposits	63	60	62	62	63
Surrenders and withdrawals	(17)	(11)	(19)	(17)	(21)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net Flows	45	48	42	44	41
Investment performance	47	31	35	41	3
Net transfers from (to) general account	1	—	(2)	—	—
Policy charges	(51)	(51)	(52)	(51)	(52)
Other	7	(2)	(2)	(2)	(1)
Balance, end of period	$810	$836	$857	$889	$880

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Direct and allocated expenses	$312	$308	$310	$321	$325
Pension, postretirement and postemployment benefit costs	17	15	17	16	7
Premium taxes, other taxes, and licenses & fees	52	56	50	52	83
Commissions and other variable expenses	201	193	202	191	223
Other expenses, as reported on an adjusted basis	$582	$572	$579	$580	$638

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Group Life (2)
Adjusted premiums, fees and other revenues	$1,690	$1,663	$1,641	$1,633	$1,739
Mortality ratio	86.9%	87.3%	85.0%	87.2%	88.0%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$1,776	$1,664	$1,628	$1,640	$1,719
Interest adjusted benefit ratio (4)	79.9%	76.9%	74.7%	73.7%	75.9%

(1) Certain amounts in prior periods have been reclassified to conform to current period presentation.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$101,567	$102,599	$103,417	$107,296	$108,147
Premiums and deposits	15,875	19,471	19,622	17,659	20,064
Surrenders and withdrawals	(14,943)	(19,539)	(15,926)	(16,912)	(20,895)
Benefit payments	(812)	(812)	(849)	(841)	(816)
Net Flows	120	(880)	2,847	(94)	(1,647)
Net transfers from (to) separate account	4	17	1	6	(9)
Interest	856	853	864	880	904
Policy charges	(36)	(31)	(20)	(6)	(34)
Other	88	859	187	65	735
Balance, end of period	$102,599	$103,417	$107,296	$108,147	$108,096

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$85,189	$85,983	$87,049	$82,341	$80,354
Premiums and deposits	1,115	1,065	958	1,261	1,651
Surrenders and withdrawals	(1,878)	(1,631)	(4,550)	(2,889)	(4,567)
Benefit payments	(17)	(11)	(22)	(11)	(17)
Net Flows	(780)	(577)	(3,614)	(1,639)	(2,933)
Investment performance	1,084	1,354	1,003	812	(798)
Net transfers from (to) general account	(4)	(17)	(1)	(6)	9
Policy charges	(80)	(83)	(77)	(76)	(78)
Other	574	389	(2,019)	(1,078)	155
Balance, end of period	$85,983	$87,049	$82,341	$80,354	$76,709

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Direct and allocated expenses	$66	$62	$64	$64	$67
Pension, postretirement and postemployment benefit costs	5	5	5	5	1
Premium taxes, other taxes, and licenses & fees	3	1	3	13	2
Commissions and other variable expenses	36	46	46	34	32
Other expenses, as reported on an adjusted basis	$110	$114	$118	$116	$102

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Investment income yield excluding variable investment income	4.49%	4.46%	4.42%	4.43%	4.50%
Variable investment income yield	0.37%	0.27%	0.36%	0.22%	0.22%
Total investment income yield	4.86%	4.73%	4.78%	4.65%	4.72%
Average crediting rate	3.32%	3.34%	3.43%	3.38%	3.44%
Annualized general account spread	1.54%	1.39%	1.35%	1.27%	1.28%

Annualized general account spread excluding variable investment income yield	1.17%	1.12%	0.99%	1.05%	1.06%

(1) Certain amounts in prior periods have been reclassified to conform to current period presentation.

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Direct and allocated expenses	$100	$98	$100	$104	$103
Pension, postretirement and postemployment benefit costs	7	8	8	8	4
Premium taxes, other taxes, and licenses & fees	22	25	23	23	20
Commissions and other variable expenses	88	97	105	95	94
Other expenses, as reported on an adjusted basis	$217	$228	$236	$230	$221

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Net Written Premiums by Product
Auto	$564	$592	$617	$581	$586
Homeowners & Other	283	323	329	291	261
Total	$847	$915	$946	$872	$847
Selected Financial Information and Supplemental Data (2)
Total Property & Casualty
Net earned premium	$868	$882	$895	$901	$879
Loss and loss adjustment expense ratio	76.2%	76.5%	72.1%	64.4%	66.9%
Other expense ratio	25.8%	25.6%	25.7%	25.5%	25.3%
Total combined ratio	102.0%	102.1%	97.8%	89.9%	92.2%

Effect of catastrophe losses	12.9%	14.4%	9.6%	3.0%	6.6%
Combined ratio excluding catastrophes	89.1%	87.7%	88.2%	86.9%	85.6%
Prior year development	(0.7)%	(0.5)%	(0.7)%	(1.2)%	(0.6)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	89.8%	88.2%	88.9%	88.1%	86.2%
Auto
Net earned premium	$563	$573	$585	$591	$582
Loss and loss adjustment expense ratio	72.4%	71.4%	74.5%	74.9%	65.8%
Other expense ratio	25.4%	25.1%	25.2%	24.9%	25.5%
Total combined ratio	97.8%	96.5%	99.7%	99.8%	91.3%

Effect of catastrophe losses	1.4%	2.8%	6.4%	0.6%	(0.2)%
Combined ratio excluding catastrophes	96.4%	93.7%	93.3%	99.2%	91.5%
Prior year development	(0.8)%	(0.5)%	(0.9)%	(1.8)%	(0.7)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	97.2%	94.2%	94.2%	101.0%	92.2%
Homeowners & Other
Net earned premium	$305	$309	$310	$310	$297
Loss and loss adjustment expense ratio	83.3%	85.9%	67.5%	44.4%	68.9%
Other expense ratio	26.7%	26.5%	26.5%	26.6%	24.9%
Total combined ratio	110.0%	112.4%	94.0%	71.0%	93.8%

Effect of catastrophe losses	34.1%	36.1%	15.7%	7.6%	19.8%
Combined ratio excluding catastrophes	75.9%	76.3%	78.3%	63.4%	74.0%
Prior year development	(0.5)%	(0.6)%	(0.2)%	(0.2)%	(0.4)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	76.4%	76.9%	78.5%	63.6%	74.4%
Catastrophe Losses Before Provision for Income Tax
Auto	$8	$16	$37	$4	$(1)
Homeowners & Other	104	111	49	23	59
Total	$112	$127	$86	$27	$58

(1) Certain amounts in prior periods have been reclassified to conform to current period presentation.
(2) This selective financial information and supplemental data is presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$1,708	$1,659	$1,696	$1,692	$1,748	$1,708	$1,748
Universal life and investment-type product policy fees	366	375	458	385	394	366	394
Net investment income	702	729	762	792	795	702	795
Other revenues	10	11	11	11	15	10	15
Total adjusted revenues	2,786	2,774	2,927	2,880	2,952	2,786	2,952

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,315	1,247	1,223	1,290	1,343	1,315	1,343
Interest credited to policyholder account balances	321	333	349	348	351	321	351
Capitalization of DAC	(420)	(428)	(420)	(442)	(465)	(420)	(465)
Amortization of DAC and VOBA	291	290	424	295	314	291	314
Amortization of negative VOBA	(37)	(30)	(24)	(20)	(15)	(37)	(15)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	875	895	905	938	952	875	952
Total adjusted expenses	2,345	2,307	2,457	2,409	2,480	2,345	2,480
Adjusted earnings before provision for income tax	441	467	470	471	472	441	472
Provision for income tax expense (benefit)	146	157	156	161	145	146	145
Adjusted earnings	295	310	314	310	327	295	327
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$295	$310	$314	$310	$327	$295	$327

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$295	$310	$314	$310	$327	$295	$327
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	117	(19)	(37)	67	78	117	78
Net derivative gains (losses)	177	(128)	(58)	40	259	177	259
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	1	10	3	(1)	(4)	1	(4)
Net investment income	16	102	80	116	(86)	16	(86)
Other revenues	6	5	5	6	4	6	4
Policyholder benefits and claims and policyholder dividends	(5)	(5)	(8)	(2)	—	(5)	—
Interest credited to policyholder account balances	(20)	(108)	(90)	(127)	74	(20)	74
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(1)	(10)	(1)	3	7	(1)	7
Amortization of negative VOBA	3	3	2	1	1	3	1
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(4)	(9)	(3)	(11)	(4)	(4)	(4)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(105)	53	36	(31)	(92)	(105)	(92)
Income (loss) from continuing operations, net of income tax	480	204	243	371	564	480	564
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	480	204	243	371	564	480	564
Less: Net income (loss) attributable to noncontrolling interests	—	1	1	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	480	203	242	371	564	480	564
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$480	$203	$242	$371	$564	$480	$564

Total Adjusted Premiums, Fees and Other Revenues	$2,084	$2,045	$2,165	$2,088	$2,157	$2,084	$2,157

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Total adjusted premiums, fees and other revenues	$2,084	$2,045	$2,165	$2,088	$2,157

Total adjusted premiums, fees and other revenues, on a constant currency basis	$2,183	$2,104	$2,223	$2,165	$2,157
Add: Operating joint ventures premiums, fees and other revenues, on a constant currency basis (1), (2)	201	197	204	227	243
Total adjusted premiums, fees and other revenues including operating joint ventures, on a constant currency basis	$2,384	$2,301	$2,427	$2,392	$2,400

OTHER EXPENSES BY MAJOR CATEGORY (3)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Direct and allocated expenses	$295	$311	$337	$352	$332
Pension, postretirement and postemployment benefit costs	21	22	21	22	21
Premium taxes, other taxes, and licenses & fees	31	42	33	28	37
Commissions and other variable expenses	528	520	514	536	562
Other expenses, as reported on an adjusted basis	$875	$895	$905	$938	$952
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$455	$467	$485	$496	$487

Other expenses, as reported on an adjusted basis, on a constant currency basis	$909	$920	$928	$970	$952
Add: Operating joint ventures other expenses, as reported on an adjusted basis, on a constant currency basis (1), (2)	84	81	84	95	94
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$993	$1,001	$1,012	$1,065	$1,046
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$519	$526	$546	$570	$539

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Japan:
Life	$189	$158	$157	$162	$165
Accident & Health	91	81	77	91	81
Annuities	102	88	101	102	171
Other	3	3	2	2	2
Total Japan	385	330	337	357	419
Other Asia	344	223	240	267	236
Total sales	$729	$553	$577	$624	$655

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Adjusted earnings available to common shareholders	$295	$310	$314	$310	$327
Adjusted earnings available to common shareholders, on a constant currency basis	$306	$318	$319	$317	$327

(1) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.
(3) Certain amounts in prior periods have been reclassified to conform to current period presentation.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$647	$645	$701	$700	$699	$647	$699
Universal life and investment-type product policy fees	260	275	229	280	282	260	282
Net investment income	303	289	299	328	276	303	276
Other revenues	9	8	7	8	8	9	8
Total adjusted revenues	1,219	1,217	1,236	1,316	1,265	1,219	1,265

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	633	596	640	666	646	633	646
Interest credited to policyholder account balances	82	94	99	94	98	82	98
Capitalization of DAC	(82)	(88)	(94)	(100)	(94)	(82)	(94)
Amortization of DAC and VOBA	78	68	—	78	60	78	60
Amortization of negative VOBA	—	—	(1)	—	—	—	—
Interest expense on debt	1	2	1	1	2	1	2
Other expenses	326	357	377	419	338	326	338
Total adjusted expenses	1,038	1,029	1,022	1,158	1,050	1,038	1,050
Adjusted earnings before provision for income tax	181	188	214	158	215	181	215
Provision for income tax expense (benefit)	38	34	51	33	75	38	75
Adjusted earnings	143	154	163	125	140	143	140
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$143	$154	$163	$125	$140	$143	$140

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$143	$154	$163	$125	$140	$143	$140
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	12	2	20	(81)	3	12	3
Net derivative gains (losses)	136	(9)	46	(65)	149	136	149
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	7	—	7
Net investment income	31	—	29	9	(7)	31	(7)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(20)	(51)	29	78	(49)	(20)	(49)
Interest credited to policyholder account balances	(43)	(12)	(35)	(15)	(16)	(43)	(16)
Capitalization of DAC	—	—	—	—	1	—	1
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	3	2	2	1	—	3	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(31)	11	(30)	9	(42)	(31)	(42)
Income (loss) from continuing operations, net of income tax	231	97	224	61	186	231	186
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	231	97	224	61	186	231	186
Less: Net income (loss) attributable to noncontrolling interests	2	2	1	2	1	2	1
Net income (loss) attributable to MetLife, Inc.	229	95	223	59	185	229	185
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$229	$95	$223	$59	$185	$229	$185

Total Adjusted Premiums, Fees and Other Revenues	$916	$928	$937	$988	$989	$916	$989

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Direct and allocated expenses	$123	$144	$142	$175	$105
Pension, postretirement and postemployment benefit costs	1	1	1	2	1
Premium taxes, other taxes, and licenses & fees	16	15	16	18	17
Commissions and other variable expenses	186	197	218	224	215
Other expenses, as reported on an adjusted basis	$326	$357	$377	$419	$338
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$244	$269	$283	$319	$244
Other expenses, as reported on an adjusted basis, on a constant currency basis	$335	$358	$371	$424	$338
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$249	$269	$278	$322	$244

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Mexico	$113	$92	$82	$91	$77
Chile	72	70	82	78	89
All other	52	57	62	74	61
Total sales	$237	$219	$226	$243	$227

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Adjusted premiums, fees and other revenues	$916	$928	$937	$988	$989
Adjusted earnings available to common shareholders	$143	$154	$163	$125	$140

Adjusted premiums, fees and other revenues, on a constant currency basis	$970	$948	$934	$1,010	$989
Adjusted earnings available to common shareholders, on a constant currency basis	$157	$157	$160	$128	$140

(1) Certain amounts in prior periods have been reclassified to conform to current period presentation.

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$502	$505	$527	$527	$551	$502	$551
Universal life and investment-type product policy fees	95	92	109	109	112	95	112
Net investment income	74	78	77	80	75	74	75
Other revenues	17	28	(2)	15	16	17	16
Total adjusted revenues	688	703	711	731	754	688	754

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	269	270	282	256	294	269	294
Interest credited to policyholder account balances	24	25	26	25	25	24	25
Capitalization of DAC	(92)	(100)	(109)	(113)	(118)	(92)	(118)
Amortization of DAC and VOBA	87	95	78	97	106	87	106
Amortization of negative VOBA	(3)	(5)	(5)	(6)	(6)	(3)	(6)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	316	332	347	381	351	316	351
Total adjusted expenses	601	617	619	640	652	601	652
Adjusted earnings before provision for income tax	87	86	92	91	102	87	102
Provision for income tax expense (benefit)	12	14	21	12	21	12	21
Adjusted earnings	75	72	71	79	81	75	81
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$75	$72	$71	$79	$81	$75	$81

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$75	$72	$71	$79	$81	$75	$81
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	2	(12)	(2)	(6)	2	(6)
Net derivative gains (losses)	13	5	3	11	1	13	1
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	7	5	8	6	6	7	6
Net investment income	349	96	109	294	(293)	349	(293)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(9)	(17)	(9)	7	5	(9)	5
Interest credited to policyholder account balances	(339)	(93)	(104)	(278)	289	(339)	289
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	1	(1)	1	1	—	1
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(3)	(4)	(3)	(6)	(4)	(3)	(4)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(14)	—	—	(21)	7	(14)	7
Income (loss) from continuing operations, net of income tax	81	67	62	91	87	81	87
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	81	67	62	91	87	81	87
Less: Net income (loss) attributable to noncontrolling interests	1	—	1	—	—	1	—
Net income (loss) attributable to MetLife, Inc.	80	67	61	91	87	80	87
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$80	$67	$61	$91	$87	$80	$87

Total Adjusted Premiums, Fees and Other Revenues	$614	$625	$634	$651	$679	$614	$679

EMEA
OTHER EXPENSES BY MAJOR CATEGORY (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Direct and allocated expenses	$140	$139	$144	$169	$136
Pension, postretirement and postemployment benefit costs	2	2	2	2	2
Premium taxes, other taxes, and licenses & fees	6	7	6	9	7
Commissions and other variable expenses	168	184	195	201	206
Other expenses, as reported on an adjusted basis	$316	$332	$347	$381	$351
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$224	$232	$238	$268	$233
Other expenses, as reported on an adjusted basis, on a constant currency basis	$342	$352	$355	$391	$351
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$243	$246	$244	$275	$233

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Adjusted premiums, fees and other revenues	$614	$625	$634	$651	$679
Adjusted earnings available to common shareholders	$75	$72	$71	$79	$81

Adjusted premiums, fees and other revenues, on a constant currency basis	$667	$664	$651	$670	$679
Adjusted earnings available to common shareholders, on a constant currency basis	$85	$79	$73	$82	$81
Total sales on a constant currency basis	$273	$251	$260	$236	$271

(1) Certain amounts in prior periods have been reclassified to conform to current period presentation.

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Adjusted revenues
Premiums	$1,059	$1,022	$989	$1,074	$950	$1,059	$950
Universal life and investment-type product policy fees	362	345	349	305	314	362	314
Net investment income	1,441	1,401	1,390	1,375	1,352	1,441	1,352
Other revenues	96	37	37	74	67	96	67
Total adjusted revenues	2,958	2,805	2,765	2,828	2,683	2,958	2,683

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,733	1,717	1,732	1,818	1,550	1,733	1,550
Interest credited to policyholder account balances	257	255	255	251	236	257	236
Capitalization of DAC	(34)	(23)	(14)	(11)	(10)	(34)	(10)
Amortization of DAC and VOBA	74	139	(70)	159	100	74	100
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	15	5	2	2	2	15	2
Other expenses	340	370	322	333	276	340	276
Total adjusted expenses	2,385	2,463	2,227	2,552	2,154	2,385	2,154
Adjusted earnings before provision for income tax	573	342	538	276	529	573	529
Provision for income tax expense (benefit)	186	105	174	82	104	186	104
Adjusted earnings	387	237	364	194	425	387	425
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$387	$237	$364	$194	$425	$387	$425

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$387	$237	$364	$194	$425	$387	$425
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	21	3	23	24	(106)	21	(106)
Net derivative gains (losses)	(4)	(219)	(98)	(18)	34	(4)	34
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	24	25	25	24	23	24	23
Net investment income	(57)	(48)	(39)	(37)	(39)	(57)	(39)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(65)	(50)	(128)	(79)	(11)	(65)	(11)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	15	44	6	3	(4)	15	(4)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	24	86	74	153	22	24	22
Income (loss) from continuing operations, net of income tax	345	78	227	264	344	345	344
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	345	78	227	264	344	345	344
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	345	78	227	264	344	345	344
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$345	$78	$227	$264	$344	$345	$344

Total Adjusted Premiums, Fees and Other Revenues	$1,517	$1,404	$1,375	$1,453	$1,331	$1,517	$1,331

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$79,996	$80,313	$80,313	$80,528	$80,795
Premiums and deposits (2), (3)	1,405	1,308	1,258	1,375	1,243
Surrenders and withdrawals	(618)	(611)	(584)	(646)	(638)
Benefit payments	(763)	(659)	(642)	(679)	(733)
Net Flows	24	38	32	50	(128)
Net transfers from (to) separate account	25	9	12	11	8
Interest	812	815	819	825	811
Policy charges	(201)	(200)	(199)	(199)	(199)
Other	(343)	(662)	(449)	(420)	(1,295)
Balance, end of period	$80,313	$80,313	$80,528	$80,795	$79,992

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$22,264	$21,522	$21,329	$21,180	$20,791
Premiums and deposits (2), (3)	202	135	134	109	109
Surrenders and withdrawals	(358)	(375)	(372)	(470)	(450)
Benefit payments	(199)	(178)	(154)	(161)	(170)
Net Flows	(355)	(418)	(392)	(522)	(511)
Net transfers from (to) separate account	10	39	66	16	33
Interest	160	159	158	156	154
Policy charges	(5)	(5)	(5)	(4)	(5)
Other	(552)	32	24	(35)	(43)
Balance, end of period	$21,522	$21,329	$21,180	$20,791	$20,419

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$5,200	$5,415	$5,537	$5,670	$5,855
Premiums and deposits (3)	76	73	70	69	71
Surrenders and withdrawals	(61)	(63)	(56)	(63)	(59)
Benefit payments	(7)	(7)	(6)	(6)	(8)
Net Flows	8	3	8	—	4
Investment performance	306	201	207	270	(9)
Net transfers from (to) general account	(25)	(9)	(12)	(11)	(8)
Policy charges	(72)	(71)	(69)	(71)	(68)
Other	(2)	(2)	(1)	(3)	(607)
Balance, end of period	$5,415	$5,537	$5,670	$5,855	$5,167

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Balance, beginning of period	$43,623	$44,667	$44,907	$45,278	$45,678
Premiums and deposits (3)	175	168	133	107	107
Surrenders and withdrawals	(903)	(977)	(964)	(1,125)	(1,188)
Benefit payments	(90)	(92)	(90)	(106)	(113)
Net Flows	(818)	(901)	(921)	(1,124)	(1,194)
Investment performance	2,090	1,410	1,587	1,766	(275)
Net transfers from (to) general account	(10)	(39)	(66)	(16)	(33)
Policy charges	(219)	(230)	(230)	(228)	(218)
Other	1	—	1	2	—
Balance, end of period	$44,667	$44,907	$45,278	$45,678	$43,958

(1) Long-Term Care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Direct and allocated expenses	$175	$198	$204	$209	$184
Pension, postretirement and postemployment benefit costs	25	22	25	23	5
Premium taxes, other taxes, and licenses & fees	20	13	19	17	20
Commissions and other variable expenses	120	137	74	84	67
Other expenses, as reported on an adjusted basis	$340	$370	$322	$333	$276

SPREAD BY PRODUCT
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Investment income yield excluding variable investment income	5.89%	5.62%	5.45%	5.42%	5.38%
Variable investment income yield	0.24%	0.23%	0.23%	0.16%	0.18%
Total investment income yield	6.13%	5.85%	5.68%	5.58%	5.56%
Average crediting rate	4.62%	4.56%	4.50%	4.48%	4.51%
Annualized general account spread	1.51%	1.29%	1.18%	1.10%	1.05%

Annualized general account spread excluding variable investment income yield	1.27%	1.06%	0.95%	0.94%	0.87%

ANNUITIES (2)

	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Investment income yield excluding variable investment income	5.03%	4.91%	4.78%	4.79%	4.78%
Variable investment income yield	0.29%	0.26%	0.28%	0.20%	0.53%
Total investment income yield	5.32%	5.17%	5.06%	4.99%	5.31%
Average crediting rate	3.16%	3.14%	3.11%	3.12%	3.16%
Annualized general account spread	2.16%	2.03%	1.95%	1.87%	2.15%

Annualized general account spread excluding variable investment income yield	1.87%	1.77%	1.67%	1.67%	1.62%

(1) Certain amounts in prior periods have been reclassified to conform to current period presentation.
(2) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS
OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Life (1)
Adjusted premiums, fees and other revenues	$1,002	$946	$922	$993	$879
Interest adjusted benefit ratio	48.6%	51.1%	48.0%	56.5%	47.6%

Lapse Ratio (2)
Traditional life	4.5%	4.6%	4.7%	4.7%	4.9%
Variable & universal life	4.5%	4.5%	4.4%	4.4%	4.3%
Fixed annuity	7.2%	7.3%	6.8%	6.9%	7.0%
Variable annuity	7.1%	7.6%	8.0%	8.5%	9.0%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Adjusted revenues
Premiums	$38	$8	$13	$(5)	$13	$38	$13
Universal life and investment-type product policy fees	—	—	—	1	—	—	—
Net investment income	40	41	26	(79)	59	40	59
Other revenues	59	61	65	86	81	59	81
Total adjusted revenues	137	110	104	3	153	137	153

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	25	1	7	(7)	(3)	25	(3)
Interest credited to policyholder account balances	1	—	—	—	—	1	—
Capitalization of DAC	(1)	(3)	(2)	(2)	(2)	(1)	(2)
Amortization of DAC and VOBA	1	1	3	1	2	1	2
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	277	277	279	272	280	277	280
Other expenses	175	202	237	280	232	175	232
Total adjusted expenses	478	478	524	544	509	478	509
Adjusted earnings before provision for income tax	(341)	(368)	(420)	(541)	(356)	(341)	(356)
Provision for income tax expense (benefit)	(271)	(269)	(90)	(58)	(159)	(271)	(159)
Adjusted earnings	(70)	(99)	(330)	(483)	(197)	(70)	(197)
Preferred stock dividends	6	46	6	45	6	6	6
Adjusted earnings available to common shareholders	$(76)	$(145)	$(336)	$(528)	$(203)	$(76)	$(203)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$(70)	$(99)	$(330)	$(483)	$(197)	$(70)	$(197)
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(46)	116	(696)	(4)	(192)	(46)	(192)
Net derivative gains (losses)	(386)	23	(2)	(36)	(40)	(386)	(40)
Premiums	(174)	(136)	(37)	—	—	(174)	—
Universal life and investment-type product policy fees	(20)	(14)	—	—	—	(20)	—
Net investment income	(24)	(19)	3	4	5	(24)	5
Other revenues	(59)	(57)	(19)	—	79	(59)	79
Policyholder benefits and claims and policyholder dividends	146	103	(113)	(1)	—	146	—
Interest credited to policyholder account balances	(14)	(14)	(5)	—	—	(14)	—
Capitalization of DAC	(16)	(14)	(4)	—	—	(16)	—
Amortization of DAC and VOBA	(32)	16	(77)	—	—	(32)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	12	4	—	—	—	12	—
Other expenses	(133)	(44)	(76)	(256)	(86)	(133)	(86)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	286	3	918	1,755	18	286	18
Income (loss) from continuing operations, net of income tax	(530)	(132)	(438)	979	(413)	(530)	(413)
Income (loss) from discontinued operations, net of income tax	(76)	58	(968)	—	—	(76)	—
Net income (loss)	(606)	(74)	(1,406)	979	(413)	(606)	(413)
Less: Net income (loss) attributable to noncontrolling interests	—	—	3	(4)	3	—	3
Net income (loss) attributable to MetLife, Inc.	(606)	(74)	(1,409)	983	(416)	(606)	(416)
Less: Preferred stock dividends	6	46	6	45	6	6	6
Net income (loss) available to MetLife, Inc.’s common shareholders	$(612)	$(120)	$(1,415)	$938	$(422)	$(612)	$(422)

Total Adjusted Premiums, Fees and Other Revenues	$97	$69	$78	$82	$94	$97	$94

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Other business activities	$8	$6	$5	$9	$6	$8	$6
Other net investment income	69	75	49	28	57	69	57
Interest expense on debt	(298)	(303)	(300)	(297)	(293)	(298)	(293)
Corporate initiatives and projects	(49)	(103)	(45)	(78)	(39)	(49)	(39)
Other	(71)	(47)	(128)	(138)	(87)	(71)	(87)
Provision for income tax expense (benefit) and other tax-related items	271	273	89	(7)	159	271	159
Preferred stock dividends	(6)	(46)	(6)	(45)	(6)	(6)	(6)
Adjusted earnings available to common shareholders	$(76)	$(145)	$(336)	$(528)	$(203)	$(76)	$(203)

(1) Amounts reported on a pre-tax basis, which were previously reported post-tax.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Fixed Maturity Securities
Yield (1)	4.34%	4.28%	4.25%	4.30%	4.19%
Investment income (2), (3), (4)	$2,825	$2,820	$2,843	$2,913	$2,839
Investment gains (losses) (3)	(4)	43	279	—	(95)
Ending carrying value (2), (3)	295,359	301,267	309,607	309,796	305,647
Mortgage Loans
Yield (1)	4.47%	4.53%	4.78%	4.55%	4.53%
Investment income (4)	736	758	809	778	792
Investment gains (losses)	(12)	(14)	28	11	(21)
Ending carrying value	66,633	67,309	68,057	68,731	71,055
Real Estate and Real Estate Joint Ventures
Yield (1)	3.20%	3.42%	2.80%	3.29%	3.39%
Investment income (3)	73	79	66	79	83
Investment gains (losses) (3)	(3)	270	169	167	25
Ending carrying value	9,293	9,256	9,486	9,637	9,862
Policy Loans
Yield (1)	5.33%	5.38%	5.40%	5.46%	5.12%
Investment income	127	129	130	131	124
Ending carrying value	9,603	9,558	9,585	9,669	9,744
Equity Securities
Yield (1)	4.90%	4.58%	4.92%	6.37%	3.79%
Investment income	31	31	31	36	16
Investment gains (losses)	35	1	2	54	(31)
Ending carrying value	3,088	3,137	2,776	2,513	1,544
Other Limited Partnership Interests
Yield (1)	18.58%	14.91%	15.94%	10.64%	15.10%
Investment income	240	194	214	149	219
Investment gains (losses) (3)	(7)	(11)	(33)	(8)	—
Ending carrying value	5,166	5,251	5,501	5,708	5,876
Cash and Short-term Investments
Yield (1)	1.42%	1.61%	1.13%	1.73%	1.87%
Investment income	33	34	25	40	46
Investment gains (losses)	2	1	2	(21)	(4)
Ending carrying value	20,509	18,766	20,240	17,571	19,048
Other Invested Assets (1)
Investment income	214	170	173	98	228
Investment gains (losses) (3)	(28)	(72)	28	(25)	(126)
Ending carrying value	17,003	16,559	17,652	17,263	17,486
Total Investments
Investment income yield (1)	4.65%	4.54%	4.54%	4.40%	4.50%
Investment fees and expenses yield	(0.15)%	(0.13)%	(0.14)%	(0.13)%	(0.13)%
Net Investment Income Yield (1), (3)	4.50%	4.41%	4.40%	4.27%	4.37%
Investment income	$4,279	$4,215	$4,291	$4,224	$4,347
Investment fees and expenses	(134)	(123)	(133)	(121)	(128)
Net investment income including Divested businesses	4,145	4,092	4,158	4,103	4,219
Less: Net investment income from Divested businesses	(27)	(21)	2	—	—
Net Investment Income, as reported on an adjusted basis (3)	$4,172	$4,113	$4,156	$4,103	$4,219
Ending Carrying Value (3)	$426,654	$431,103	$442,904	$440,888	$440,262
Gross investment gains	$239	$421	$647	$396	$163
Gross investment losses	(224)	(100)	(111)	(195)	(297)
Writedowns	(32)	(103)	(61)	(23)	(118)
Investment Portfolio Gains (Losses) (3)	(17)	218	475	178	(252)
Investment portfolio gains (losses) income tax (expense) benefit	19	(69)	(187)	(59)	51
Investment Portfolio Gains (Losses), Net of Income Tax	$2	$149	$288	$119	$(201)

Derivative gains (losses) (3)	$(344)	$(308)	$(214)	$(134)	$244
Derivative gains (losses) income tax (expense) benefit	143	95	79	168	(84)
Derivative Gains (Losses), Net of Income Tax	$(201)	$(213)	$(135)	$34	$160

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse Common Stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $649 million, $651 million, $713 million, $865 million and $936 million in ending carrying value, and $29 million, $16 million, $16 million, $7 million and $6 million of investment income related to fair value option securities at or for the three months ended March 31, 2017, June 30,2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively.

(3) The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively: A) Contractholder-directed equity securities and fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments and FVO Brighthouse Common Stock of $13,743 million, $14,104 million, $15,818 million, $15,874 million and $15,502 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Contractholder-directed equity securities and fair value option securities (included within fixed maturity securities above) of $7 million, $7 million, $7 million, $6 million and $6 million and cash and short-term investments of $1 million, $0, $0, $0 and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Net investment gains (losses) - GAAP basis	$88	$104	$(606)	$106	$(333)
Less: Operating joint venture adjustments	1	(1)	—	—	(1)
Less: Net investment gains (losses) related to CSEs	—	—	—	—	—
Less: Partnerships at fair value	—	—	—	—	(5)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	104	(113)	(1,081)	(72)	(75)
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(17)	$218	$475	$178	$(252)

	For the Three Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Net derivative gains (losses) - GAAP basis	$(212)	$(200)	$(123)	$(55)	$349
Less: Investment hedge adjustments	139	114	97	85	110
Less: Settlement of foreign currency earnings hedges	(6)	(5)	(5)	(6)	(4)
Less: PAB hedge adjustments	(1)	(1)	(1)	—	(1)
Derivative gains (losses) including Divested businesses - in above yield table	$(344)	$(308)	$(214)	$(134)	$244

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Fixed Maturity Securities
Yield (1)	4.34%	4.31%	4.29%	4.29%	4.19%
Investment income (2), (3), (4)	$2,825	$5,645	$8,488	$11,401	$2,839
Investment gains (losses) (3)	(4)	39	318	318	(95)
Ending carrying value (2), (3)	295,359	301,267	309,607	309,796	305,647
Mortgage Loans
Yield (1)	4.47%	4.50%	4.59%	4.58%	4.53%
Investment income (4)	736	1,494	2,303	3,081	792
Investment gains (losses)	(12)	(26)	2	13	(21)
Ending carrying value	66,633	67,309	68,057	68,731	71,055
Real Estate and Real Estate Joint Ventures
Yield (1)	3.20%	3.31%	3.14%	3.18%	3.39%
Investment income (3)	73	152	218	297	83
Investment gains (losses) (3)	(3)	267	436	603	25
Ending carrying value	9,293	9,256	9,486	9,637	9,862
Policy Loans
Yield (1)	5.33%	5.36%	5.37%	5.39%	5.12%
Investment income	127	256	386	517	124
Ending carrying value	9,603	9,558	9,585	9,669	9,744
Equity Securities
Yield (1)	4.90%	4.74%	4.80%	5.15%	3.79%
Investment income	31	62	93	129	16
Investment gains (losses)	35	36	38	92	(31)
Ending carrying value	3,088	3,137	2,776	2,513	1,544
Other Limited Partnership Interests
Yield (1)	18.58%	16.74%	16.46%	14.93%	15.10%
Investment income	240	434	648	797	219
Investment gains (losses) (3)	(7)	(18)	(51)	(59)	—
Ending carrying value	5,166	5,251	5,501	5,708	5,876
Cash and Short-term Investments
Yield (1)	1.42%	1.52%	1.39%	1.48%	1.87%
Investment income	33	67	92	132	46
Investment gains (losses)	2	3	5	(16)	(4)
Ending carrying value	20,509	18,766	20,240	17,571	19,048
Other Invested Assets (1)
Investment income	214	384	557	655	228
Investment gains (losses) (3)	(28)	(100)	(72)	(97)	(126)
Ending carrying value	17,003	16,559	17,652	17,263	17,486
Total Investments
Investment income yield (1)	4.65%	4.60%	4.58%	4.53%	4.50%
Investment fees and expenses yield	(0.15)%	(0.14)%	(0.14)%	(0.14)%	(0.13)%
Net Investment Income Yield (1), (3)	4.50%	4.46%	4.44%	4.39%	4.37%
Investment income	$4,279	$8,494	$12,785	$17,009	$4,347
Investment fees and expenses	(134)	(257)	(390)	(511)	(128)
Net investment income including Divested businesses	4,145	8,237	12,395	16,498	4,219
Less: Net investment income from Divested businesses	(27)	(48)	(46)	(46)	—
Net Investment Income, as reported on an adjusted basis (3)	$4,172	$8,285	$12,441	$16,544	$4,219
Ending Carrying Value (3)	$426,654	$431,103	$442,904	$440,888	$440,262
Gross investment gains	$239	$660	$1,307	$1,703	$163
Gross investment losses	(224)	(324)	(435)	(630)	(297)
Writedowns	(32)	(135)	(196)	(219)	(118)
Investment Portfolio Gains (Losses) (3)	(17)	201	676	854	(252)
Investment portfolio gains (losses) income tax (expense) benefit	19	(50)	(237)	(296)	51
Investment Portfolio Gains (Losses), Net of Income Tax	$2	$151	$439	$558	$(201)

Derivative gains (losses) (3)	$(344)	$(652)	$(866)	$(1,000)	$244
Derivative gains (losses) income tax (expense) benefit	143	238	317	485	(84)
Derivative Gains (Losses), Net of Income Tax	$(201)	$(414)	$(549)	$(515)	$160

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse Common Stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $649 million, $651 million, $713 million, $865 million and $936 million in ending carrying value, and $29 million, $45 million, $61 million, $68 million and $6 million of investment income related to fair value option securities at or for the year-to-date period ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively.

(3) The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively: A) Contractholder-directed equity securities and fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments and FVO Brighthouse Common Stock of $13,743 million, $14,104 million, $15,818 million, $15,874 million and $15,502 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Contractholder-directed equity securities and fair value option securities (included within fixed maturity securities above) of $7 million, $7 million, $7 million, $6 million and $6 million and cash and short-term investments of $1 million, $0, $0, $0 and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Net investment gains (losses) - GAAP basis	$88	$192	$(414)	$(308)	$(333)
Less: Operating joint venture adjustments	1	—	—	—	(1)
Less: Net investment gains (losses) related to certain CSEs	—	—	—	—	—
Less: Partnerships at fair value	—	—	—	—	(5)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	104	(9)	(1,090)	(1,162)	(75)
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(17)	$201	$676	$854	$(252)

	For the Year-to-Date Period Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Net derivative gains (losses) - GAAP basis	$(212)	$(412)	$(535)	$(590)	$349
Less: Investment hedge adjustments	139	253	350	435	110
Less: Settlement of foreign currency earnings hedges	(6)	(11)	(16)	(22)	(4)
Less: PAB hedge adjustments	(1)	(2)	(3)	(3)	(1)
Derivative gains (losses) including Divested businesses - in above yield table	$(344)	$(652)	$(866)	$(1,000)	$244

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$78,675	26.7%	$80,188	26.7%	$81,655	26.4%	$82,661	26.8%	$81,834	26.8%
Foreign government securities		59,241	20.1%	59,899	19.9%	60,789	19.7%	61,534	19.9%	64,510	21.2%
Foreign corporate securities		51,999	17.6%	53,847	17.9%	55,140	17.9%	55,569	18.0%	55,463	18.2%
U.S. government and agency securities		43,513	14.8%	44,368	14.7%	47,664	15.4%	47,394	15.3%	43,827	14.4%
Residential mortgage-backed securities		29,763	10.1%	30,403	10.1%	31,398	10.2%	28,800	9.3%	27,411	9.0%
State and political subdivision securities		12,290	4.2%	12,211	4.1%	12,345	4.0%	12,455	4.0%	12,192	4.0%
Asset-backed securities		11,475	3.9%	11,897	4.0%	11,771	3.8%	12,291	4.0%	11,764	3.9%
Commercial mortgage-backed securities		7,754	2.6%	7,803	2.6%	8,132	2.6%	8,227	2.7%	7,710	2.5%
Total Fixed Maturity Securities Available-For-Sale		$294,710	100.0%	$300,616	100.0%	$308,894	100.0%	$308,931	100.0%	$304,711	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$209,829	71.2%	$213,398	71.0%	$219,158	70.9%	$218,830	70.8%	$214,446	70.4%
2	Baa	67,214	22.8%	69,803	23.2%	72,293	23.4%	72,396	23.4%	72,531	23.8%
3	Ba	12,091	4.1%	11,672	3.9%	11,562	3.7%	11,711	3.8%	11,551	3.8%
4	B	4,663	1.6%	4,906	1.6%	4,960	1.7%	5,155	1.7%	5,332	1.7%
5	Caa and lower	912	0.3%	836	0.3%	917	0.3%	833	0.3%	827	0.3%
6	In or near default	1	—%	1	—%	4	—%	6	—%	24	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$294,710	100.0%	$300,616	100.0%	$308,894	100.0%	$308,931	100.0%	$304,711	100.0%

(1) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

		March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$3,059	87.6%	$2,170	91.6%	$1,900	91.9%	$1,737	91.3%	$3,251	94.7%
20% or more for less than six months		281	8.0%	36	1.5%	49	2.4%	49	2.6%	97	2.8%
20% or more for six months or greater		155	4.4%	162	6.9%	117	5.7%	117	6.1%	85	2.5%
Total Gross Unrealized Losses		$3,495	100.0%	$2,368	100.0%	$2,066	100.0%	$1,903	100.0%	$3,433	100.0%

Total Gross Unrealized Gains		$21,928		$24,193		$24,276		$24,765		$21,045

(1) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018

Commercial mortgage loans	$42,346		$42,590		$43,243		$44,375		$46,690
Agricultural mortgage loans	12,683		12,761		12,967		13,014		13,098
Residential mortgage loans	11,914		12,270		12,163		11,656		11,594
Total Mortgage Loans	66,943		67,621		68,373		69,045		71,382
Valuation allowances	(310)		(312)		(316)		(314)		(327)
Total Mortgage Loans, net	$66,633		$67,309		$68,057		$68,731		$71,055

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,850	23.3%	$9,695	22.8%	$9,935	23.0%	$9,875	22.3%	$10,583	22.7%
International	7,948	18.8%	8,010	18.8%	8,361	19.3%	9,101	20.5%	9,500	20.3%
Middle Atlantic	7,379	17.4%	7,650	17.9%	7,616	17.6%	7,231	16.3%	7,467	16.0%
South Atlantic	5,092	12.0%	4,953	11.6%	4,624	10.7%	5,311	12.0%	5,552	11.9%
West South Central	3,569	8.4%	3,649	8.6%	3,679	8.5%	3,819	8.6%	3,664	7.8%
East North Central	2,220	5.3%	2,218	5.2%	2,413	5.6%	2,683	6.0%	2,687	5.7%
Mountain	1,201	2.8%	1,200	2.8%	1,200	2.8%	1,188	2.7%	1,355	2.9%
New England	1,194	2.8%	1,099	2.6%	1,162	2.7%	901	2.0%	1,129	2.4%
East South Central	521	1.2%	714	1.7%	835	1.9%	840	1.9%	963	2.1%
West North Central	460	1.1%	456	1.1%	478	1.1%	477	1.1%	589	1.3%
Multi-Region and Other	2,912	6.9%	2,946	6.9%	2,940	6.8%	2,949	6.6%	3,201	6.9%
Total	$42,346	100.0%	$42,590	100.0%	$43,243	100.0%	$44,375	100.0%	$46,690	100.0%

Office	$21,608	51.0%	$21,476	50.4%	$22,339	51.7%	$22,602	50.9%	$23,474	50.3%
Retail	8,599	20.3%	8,727	20.5%	8,694	20.1%	8,032	18.1%	8,247	17.7%
Apartment	5,345	12.6%	5,549	13.0%	5,730	13.2%	6,113	13.8%	6,600	14.1%
Hotel	3,769	8.9%	3,782	8.9%	3,493	8.1%	3,620	8.2%	3,797	8.1%
Industrial	2,772	6.6%	2,713	6.4%	2,744	6.3%	3,125	7.0%	3,699	7.9%
Other	253	0.6%	343	0.8%	243	0.6%	883	2.0%	873	1.9%
Total	$42,346	100.0%	$42,590	100.0%	$43,243	100.0%	$44,375	100.0%	$46,690	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018

Reconciliation to Adjusted Earnings
Income (loss) from continuing operations, net of income tax	$952	$856	$883	$2,315	$1,257	$952	$1,257
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	88	104	(606)	106	(333)	88	(333)
Net derivative gains (losses)	(212)	(200)	(123)	(55)	349	(212)	349
Premiums - Divested businesses	(174)	(136)	(37)	—	—	(174)	—
Universal life and investment-type product policy fees
Unearned revenue adjustments	1	9	4	(2)	(5)	1	(5)
GMIB fees	31	31	32	31	30	31	30
Divested businesses	(20)	(14)	—	—	7	(20)	7
Net investment income
Investment hedge adjustments	(139)	(114)	(97)	(85)	(110)	(139)	(110)
Operating joint venture adjustments	(1)	1	—	—	1	(1)	1
Unit-linked contract income	416	214	234	436	(353)	416	(353)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	—	—	—	(12)	—	(12)
Divested businesses	(27)	(21)	2	—	—	(27)	—
Other revenues
Settlement of foreign currency earnings hedges	6	5	5	6	4	6	4
TSA fees	—	—	—	—	79	—	79
Divested businesses	(59)	(57)	(19)	—	—	(59)	—
Policyholder benefits and claims and policyholder dividends
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass through adjustments	(21)	(53)	28	77	(41)	(21)	(41)
GMIB costs	(73)	(67)	(138)	(72)	(5)	(73)	(5)
Market value adjustments	(6)	(5)	(8)	(3)	(1)	(6)	(1)
Divested businesses	146	103	(112)	—	—	146	—
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	1	—	1	1	1
Unit-linked contract costs	(402)	(213)	(229)	(420)	347	(402)	347
Divested businesses	(14)	(14)	(5)	—	—	(14)	—
Capitalization of DAC - Divested businesses	(16)	(14)	(4)	—	1	(16)	1
Amortization of DAC and VOBA
Related to NIGL and NDGL	2	28	2	28	14	2	14
Related to GMIB fees and GMIB costs	13	6	—	(21)	(10)	13	(10)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(33)	17	(75)	—	—	(33)	—
Amortization of negative VOBA
Related to market value adjustments	3	3	2	1	1	3	1
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	12	4	—	—	—	12	—
Other expenses
Noncontrolling interest	4	3	10	(5)	7	4	7
Regulatory implementation costs	—	—	—	—	(1)	—	(1)
Acquisition, integration and other costs	(8)	(14)	(20)	(23)	(11)	(8)	(11)
TSA fees	—	—	—	—	(79)	—	(79)
Divested businesses	(133)	(44)	(70)	(244)	(10)	(133)	(10)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	240	126	985	1,837	(42)	240	(42)
Adjusted earnings	$1,327	$1,167	$1,121	$723	$1,429	$1,327	$1,429

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$15	$—	$—	$—	$—	$15	$—
Catastrophe experience and prior year development, net	(45)	—	(10)	7	—	(45)	—
Actuarial assumption review and other insurance adjustments	76	(28)	125	(110)	62	76	62
Litigation reserves & settlement costs	(21)	—	—	(55)	—	(21)	—
Expense initiative costs	(21)	(22)	(17)	(42)	(34)	(21)	(34)
Other expense-related items (2)	—	(36)	—	—	—	—	—
Tax adjustments	—	27	(167)	(298)	—	—	—
Total notable items	$4	$(59)	$(69)	$(498)	$28	$4	$28

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$22	$—	$—	$—	$—	$22	$—
Catastrophe experience and prior year development, net	(45)	—	(10)	7	—	(45)	—
Actuarial assumption review and other insurance adjustments	—	—	—	(62)	—	—	—
Total notable items	$(23)	$—	$(10)	$(55)	$—	$(23)	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$3	$—	$—	$—	$—	$3	$—
Total notable items	$3	$—	$—	$—	$—	$3	$—

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$17	$—	$—	$—	$—	$17	$—
Actuarial assumption review and other insurance adjustments	—	—	—	(62)	—	—	—
Total notable items	$17	$—	$—	$(62)	$—	$17	$—

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$2	$—	$—	$—	$—	$2	$—
Catastrophe experience and prior year development, net	(45)	—	(10)	7	—	(45)	—
Total notable items	$(43)	$—	$(10)	$7	$—	$(43)	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$(3)	$—	$—	$—	$—	$(3)	$—
Actuarial assumption review and other insurance adjustments	—	12	(4)	—	—	—	—
Total notable items	$(3)	$12	$(4)	$—	$—	$(3)	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$(1)	$—	$—	$—	$—	$(1)	$—
Actuarial assumption review and other insurance adjustments	—	—	15	—	—	—	—
Total notable items	$(1)	$—	$15	$—	$—	$(1)	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Actuarial assumption review and other insurance adjustments	$—	$—	$(8)	$—	$—	$—	$—
Total notable items	$—	$—	$(8)	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$1	$—	$—	$—	$—	$1	$—
Actuarial assumption review and other insurance adjustments	76	(40)	122	(48)	62	76	62
Total notable items	$77	$(40)	$122	$(48)	$62	$77	$62

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	March 31, 2017	March 31, 2018
Variable investment income	$(4)	$—	$—	$—	$—	$(4)	$—
Litigation reserves & settlement costs	(21)	—	—	(55)	—	(21)	—
Expense initiative costs	(21)	(22)	(17)	(42)	(34)	(21)	(34)
Other expense-related items (2)	—	(36)	—	—	—	—	—
Tax adjustments	—	27	(167)	(298)	—	—	—
Total notable items	$(46)	$(31)	$(184)	$(395)	$(34)	$(46)	$(34)

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Total MetLife, Inc.'s stockholders' equity	$68,179	$69,732	$56,981	$58,676	$56,310
Less: Preferred stock	2,066	2,066	2,066	2,066	2,560
MetLife, Inc.'s common stockholders' equity	66,113	67,666	54,915	56,610	53,750
Less: Net unrealized investment gains (losses), net of income tax	13,189	15,038	13,343	13,662	11,547
Defined benefit plans adjustment, net of income tax	(1,951)	(1,923)	(1,878)	(1,845)	(2,206)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	54,875	54,551	43,450	44,793	44,409
Less: Goodwill, net of income tax	9,209	9,230	9,151	9,322	9,428
VODA and VOCRA, net of income tax	386	373	374	378	365
Total MetLife, Inc.'s tangible common stockholders' equity (excludes AOCI other than FCTA)	$45,280	$44,948	$33,925	$35,093	$34,616

Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Book value per common share (1)	$61.14	$63.63	$52.09	$54.24	$52.49
Less: Net unrealized investment gains (losses), net of income tax	12.20	14.15	12.66	13.09	11.28
Defined benefit plans adjustment, net of income tax	(1.81)	(1.81)	(1.78)	(1.77)	(2.15)
Book value per common share, excluding AOCI other than FCTA (1)	50.75	51.29	41.21	42.92	43.36
Less: Goodwill, net of income tax	8.51	8.68	8.68	8.93	9.20
VODA and VOCRA, net of income tax	0.36	0.35	0.35	0.36	0.36
Book value per common share - tangible common stockholders' equity (excludes AOCI other than FCTA) (1)	$41.88	$42.26	$32.18	$33.63	$33.80

Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Total MetLife, Inc.'s stockholders' equity	$68,179	$69,732	$56,981	$58,676	$56,310
Less: Preferred stock	2,066	2,066	2,066	2,066	2,560
MetLife, Inc.'s common stockholders' equity	66,113	67,666	54,915	56,610	53,750
Less: Net unrealized investment gains (losses), net of income tax	13,189	15,038	13,343	13,662	11,547
Defined benefit plans adjustment, net of income tax	(1,951)	(1,923)	(1,878)	(1,845)	(2,206)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	54,875	54,551	43,450	44,793	44,409
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	16,436	14,649	—	—	—
Total MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$38,439	$39,902	$43,450	$44,793	$44,409

Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018

Book value per common share (1)	$61.14	$63.63	$52.09	$54.24	$52.49
Less: Net unrealized investment gains (losses), net of income tax	12.20	14.15	12.66	13.09	11.28
Defined benefit plans adjustment, net of income tax	(1.81)	(1.81)	(1.78)	(1.77)	(2.15)
Book value per common share, excluding AOCI other than FCTA (1)	50.75	51.29	41.21	42.92	43.36
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	15.20	13.77	—	—	—
Book value per common share - common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$35.55	$37.52	$41.21	$42.92	$43.36

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	December 31, 2017

Return on MetLife, Inc.'s:
Common stockholders' equity	5.3%	5.2%	(0.6)%	16.3%	9.0%	6.3%
Common stockholders' equity, excluding AOCI other than FCTA	6.3%	6.3%	(0.8)%	20.6%	11.2%	7.7%
Tangible common stockholders' equity (excludes AOCI other than FCTA) (3)	7.8%	7.8%	(0.9)%	26.4%	14.4%	9.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	8.0%	6.7%	7.3%	4.9%	10.3%	6.8%
Common stockholders' equity, excluding AOCI other than FCTA	9.6%	8.2%	9.1%	6.1%	12.8%	8.4%
Common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	13.8%	11.4%	10.7%	6.1%	12.8%	10.3%
Tangible common stockholders' equity (excludes AOCI other than FCTA) (4)	11.7%	10.0%	11.4%	8.0%	16.4%	10.4%

Average common stockholders' equity	$65,789	$66,890	$61,291	$55,763	$55,180	$62,154
Average common stockholders' equity, excluding AOCI other than FCTA	$54,831	$54,713	$49,001	$44,122	$44,601	$50,491
Average common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$38,314	$39,171	$41,676	$44,122	$44,601	$40,955
Average tangible common stockholders' equity (excludes AOCI other than FCTA)	$45,276	$45,114	$39,437	$34,509	$34,855	$40,903

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results.

(3) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 of $11 million, $11 million, $9 million, $8 million and $10 million, respectively, and for the year ended December 31, 2017 of $39 million.

(4) Adjusted earnings (losses) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 of $8 million, $8 million, $9 million, $8 million and $10 million, respectively, and for the year ended December 31, 2017 of $33 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2)
RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S.
GROUP BENEFITS	23.3%	29.4%	32.1%	30.7%	22.5%
RETIREMENT AND INCOME SOLUTIONS	10.8%	22.3%	20.7%	17.0%	15.4%
PROPERTY & CASUALTY	6.7%	5.6%	11.2%	20.8%	20.1%
TOTAL U.S.	13.5%	21.2%	22.1%	21.5%	18.0%
ASIA	15.3%	6.5%	7.7%	11.8%	15.8%
LATIN AMERICA	31.2%	13.0%	30.4%	8.0%	23.6%
EMEA	10.0%	8.3%	7.6%	11.3%	10.0%
METLIFE HOLDINGS	12.3%	2.8%	8.1%	9.4%	13.7%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S.	15.7%	24.7%	25.8%	25.0%	20.9%
ASIA	24.4%	10.3%	12.3%	18.8%	23.9%
LATIN AMERICA	53.8%	22.3%	52.3%	13.8%	39.4%
EMEA	16.3%	13.7%	12.5%	18.4%	16.4%
METLIFE HOLDINGS	13.8%	3.2%	9.1%	10.5%	15.4%

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S.
GROUP BENEFITS	27.6%	28.8%	34.2%	32.7%	31.2%
RETIREMENT AND INCOME SOLUTIONS	19.8%	18.9%	17.8%	12.5%	21.8%
PROPERTY & CASUALTY	6.2%	6.0%	11.0%	20.4%	20.7%
TOTAL U.S.	19.5%	19.3%	21.1%	19.5%	24.1%
ASIA	9.4%	9.9%	10.0%	9.9%	9.2%
LATIN AMERICA	19.5%	21.0%	22.2%	17.0%	17.8%
EMEA	9.3%	9.0%	8.8%	9.8%	9.3%
METLIFE HOLDINGS	13.8%	8.4%	12.9%	6.9%	16.9%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S.	22.7%	22.5%	24.6%	22.7%	27.9%
ASIA	15.0%	15.8%	16.0%	15.8%	13.9%
LATIN AMERICA	33.6%	36.2%	38.3%	29.3%	29.8%
EMEA	15.3%	14.7%	14.5%	16.1%	15.3%
METLIFE HOLDINGS	15.4%	9.5%	14.5%	7.8%	19.0%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2017	2018	2017	2018
U.S.
GROUP BENEFITS		$2,816	$2,797
RETIREMENT AND INCOME SOLUTIONS		5,538	6,209
PROPERTY & CASUALTY		1,862	1,851
TOTAL U.S.		$10,216	$10,857	$8,792	$9,389
ASIA		$12,587	$14,260	$7,898	$9,456
LATIN AMERICA		$2,933	$3,139	$1,704	$1,880
EMEA		$3,210	$3,473	$2,017	$2,176
METLIFE HOLDINGS		$11,247	$10,063	$10,179	$9,066

(3) Net income (loss) available to MetLife, Inc.'s common shareholders used to calculate the return on allocated tangible equity and adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$2
METLIFE HOLDINGS	$5	$4	$4	$4	$5

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017		June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S. (1)	$5,654		$6,327	$7,431	$6,038	$5,679
ASIA	2,183		2,104	2,223	2,165	2,157
LATIN AMERICA	970		948	934	1,010	989
EMEA	667		664	651	670	679
METLIFE HOLDINGS (1)	1,517		1,404	1,375	1,453	1,331
CORPORATE & OTHER (1)	97		69	78	82	94
Total adjusted premiums, fees and other revenues, on a constant currency basis	$11,088		$11,516	$12,692	$11,418	$10,929
Total adjusted premiums, fees and other revenues	$10,882		$11,398	$12,620	$11,300	$10,929

ASIA (including operating joint ventures) (2), (3)	$2,384		$2,301	$2,427	$2,392	$2,400

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017		June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S. (1)	$909		$914	$933	$926	$961
ASIA	909		920	928	970	952
LATIN AMERICA	335		358	371	424	338
EMEA	342	343	352	355	391	351
METLIFE HOLDINGS (1)	340		370	322	333	276
CORPORATE & OTHER (1)	175		202	237	280	232
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,010		$3,116	$3,146	$3,324	$3,110
Other expenses, as reported on an adjusted basis	$2,941		$3,070	$3,121	$3,277	$3,110

ASIA (including operating joint ventures) (2), (3)	$993		$1,001	$1,012	$1,065	$1,046

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2017		June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
U.S. (1)	$497		$493	$539	$498	$653
ASIA	306		318	319	317	327
LATIN AMERICA	157		157	160	128	140
EMEA	85		79	73	82	81
METLIFE HOLDINGS (1)	387		237	364	194	425
CORPORATE & OTHER (1)	(76)		(145)	(336)	(528)	(203)
Total adjusted earnings available to common shareholders on a constant currency basis	$1,356		$1,139	$1,119	$691	$1,423
Total adjusted earnings available to common shareholders	$1,321		$1,121	$1,115	$678	$1,423

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted revenues	(i)	revenues
(ii)	adjusted expenses	(ii)	expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	adjusted earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	adjusted earnings available to common shareholders on a constant currency basis	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders
(vii)	adjusted earnings available to common shareholders per diluted common share	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(viii)	adjusted return on equity	(viii)	return on equity
(ix)	investment portfolio gains (losses)	(ix)	net investment gains (losses)
(x)	derivative gains (losses)	(x)	net derivative gains (losses)
(xi)	MetLife, Inc.’s tangible common stockholders’ equity	(xi)	MetLife, Inc.’s stockholders’ equity
(xii)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xii)	MetLife, Inc.’s stockholders’ equity
(xiii)	MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xiii)	MetLife, Inc.’s stockholders’ equity
(xiv)	adjusted expense ratio	(xiv)	expense ratio
(xv)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xv)	expense ratio
(xvi)	direct expense ratio	(xvi)	expense ratio
(xvii)	direct expense ratio, excluding total notable items related to other expenses and PRT	(xvii)	expense ratio

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders; and
•	adjusted earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP ("Certain partnership distributions"); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses (continued)
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate.  Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
•
MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity - adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)
 - adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)

•
Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Return on allocated equity - net income (loss) available to MetLife, Inc.'s common shareholders divided by allocated equity.
•	Adjusted return on allocated equity - adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

•
MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity - adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•
Return on allocated tangible equity - net income (loss) available to MetLife, Inc.'s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

•	Adjusted return on allocated tangible equity - adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio - other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues.
•	Direct expense ratio - direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items and PRT - direct expenses, on an adjusted basis, excluding total total notable items related to direct expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio - other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items and PRT - other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT.

The following additional information is relevant to an understanding of our performance results:
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Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
PRT	Pension risk transfers
TSA	Transition service agreement
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements